Sub-Item 77Q3.

i) & ii)	i) & ii)	Stephen D. Foy, as Vice President, Controller and
principal financial officer and Gifford R. Zimmerman, Chief
Administrative Officer and principal executive officer of the Nuveen
Funds, hereby reports, with respect to this Form N-SAR report, that Fund management has evaluated the effectiveness of the Fund's disclosure controls and procedures as of April 18, 2003(the "Evaluation
Date"), which is within 90 days prior to the filing date of the report, and concluded that those disclosure controls and procedures were adequate and effective as of the Evaluation Date; and that Fund management has concluded that there were no significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their most recent evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.














































iii) CERTIFICATIONS

I, Stephen D. Foy, certify that:

1. I have reviewed this report on Form N-SAR of Nuveen California
2. Dividend Advantage Municipal Fund
3. Based on my knowledge, this report does not contain any untrue

4. statement of a material fact or omit to state a material fact

5. necessary to make the statements made, in light of the

6. circumstances under which such statements were made, not

7. misleading with respect to the period covered by this report


8. Based on my knowledge, the financial information included in this
9. report, and the financial statements on which the financial
10. information is based, fairly present in all material respects the
11. financial condition, results of operations, changes in net assets, and
12. cash flows (if the financial statements are required to include a 13. statement of cash flows) of the registrant as of, and for, the periods
14. presented in this report;
15.

4. The registrant's other certifying officers and I are responsible for
5. establishing and maintaining disclosure controls and procedures
6. (as defined in rule 30a-2(c) under the Investment Company Act)
7. for the registrant and have:
a) designed such disclosure controls and procedures to ensure that
b) material information relating to the registrant, including its
c) consolidated subsidiaries, is made known to us by others within
d) those entities, particularly during the period in which this report is
e) being prepared;
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed,
6. based on our most recent evaluation, to the registrant's auditors
7. and the audit committee of the registrant's board of directors (or
8. persons performing the equivalent functions):
a) all significant deficiencies in the design or operation of internal
b) controls which could adversely affect the registrant's ability to
c) record, process, summarize, and report financial data and have
d) identified for the registrant's auditors any material weaknesses in
e) internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in
7. this report whether or not there were significant changes in
8. internal controls or in other factors that could significantly affect
9. internal controls subsequent to the date of our most recent
10. evaluation, including any corrective actions with regard to
11. significant deficiencies and material weaknesses.


Date: 4/28/03










/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller


I, Gifford R. Zimmerman, certify that:

1. I have reviewed this report on Form N-SAR of Nuveen  California
2. Dividend Advantage Municipal Fund
3. Based on my knowledge, this report does not contain any untrue

4. statement of a material fact or omit to state a material fact

5. necessary to make the statements made, in light of the

6. circumstances under which such statements were made, not

7. misleading with respect to the period covered by this report;


8. Based on my knowledge, the financial information included in this
9. report, and the financial statements on which the financial
10. information is based, fairly present in all material respects the
11. financial condition, results of operations, changes in net assets, and
12. cash flows (if the financial statements are required to include a 13. statement of cash flows) of the registrant as of, and for, the periods
14. presented in this report;

4. The registrant's other certifying officers and I are responsible for
5. establishing and maintaining disclosure controls and procedures
6. (as defined in rule 30a-2(c) under the Investment Company Act)
7. for the registrant and have:
a) designed such disclosure controls and procedures to ensure that
b) material information relating to the registrant, including its
c) consolidated subsidiaries, is made known to us by others within
d)
e) those entities, particularly during the period in which this report is
f) being prepared;
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed,
6. based on our most recent evaluation, to the registrant's auditors
7. and the audit committee of the registrant's board of directors (or
8. persons performing the equivalent functions):
a) all significant deficiencies in the design or operation of internal
b) controls which could adversely affect the registrant's ability to
c) record, process, summarize, and report financial data and have
d) identified for the registrant's auditors any material weaknesses in
e) internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this
7. report whether or not there were significant changes in internal
8. controls or in other factors that could significantly affect internal
9. controls subsequent to the date of our most recent evaluation,
10. including any corrective actions with regard to significant
11. deficiencies and material weaknesses.


Date: 4/28/03










/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer